Exhibit 99.1

RAYMOND JAMES

INSTITUTIONAL INVESTORS CONFERENCE

MARCH 8, 2005

Patricia Gallup, Chief Executive Officer

Stephen Baldridge, VP of Finance & Corporate Controller

SAFE HARBOR STATEMENT

Under the Private Securities Litigation Reform Act of 1955: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of changes in market demand and the overall level of economic activity, or in the level of business investment in information technology products, competitive products and pricing, product availability and market acceptance, new products, fluctuations in operating results and other risks detailed under the caption “Factors That May Affect Future Results and Financial Condition” in the Company’s 2004 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2004. More specifically, the statements in this release concerning the Company’s outlook for 2005 and the statements concerning the Company’s gross margin percentage, productivity, selling and administrative costs, and other statements of a non-historical basis (including statements regarding implementing strategies for future growth, the ability of the Company to improve sales productivity and increase its market share) are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the ability to realize market demand for and competitive pricing pressures on the products and services marketed by the Company, the continued acceptance of the Company’s distribution channel by vendors and customers, continuation of key vendor relationships and support programs and the ability of the Company to hire and retain qualified sales representatives and other essential personnel.

PC CONNECTION, INC.

Fortune 1000

Founded 1982

Employees 1,400

Exchange NASDAQ

Symbol PCCC

Shares Outstanding 25.1 Million

Float 8.0 Million

Market Capitalization $239 Million

2004 Sales $1.35 Billion

Total Book Value Per Share $6.62

Tangible Book Value Per Share $4.44

Closing Price – 12/31/04 $9.52

BUSINESS OVERVIEW

A rapid response provider of information technology (IT) products and solutions

Operates through three sales subsidiaries

Relationship-based model with 591 sales representatives

Offering more than 100,000 brand-name products

Multiple vendor relationships

PC Connection,

A Widely Recognized Brand Name

Building Brand Awareness

Broad Product Selection

Major Vendor Partners

Organizational Structure & Business Segments

PC Connection, Inc.

(Parent Holding Company)

PC Connection Sales Corporation

(dba PC Connection®)

Small- and Medium-Sized Business Sales

Merrimack Services Corporation

(dba PC Connection Services)

Distribution

Sales Support & Services

Human Resources

Information Services

Finance Marketing

Administrative Services

Business Development

Product Management

Advertising

eCommerce

GovConnection, Inc.

Federal Government

State/Local Government

Education Sales & Support

MoreDirect, Inc.

Medium-to-Large Organization Sales

PC Connection Sales Corporation (SMB)

Focused on small- and medium-sized businesses (SMBs: 20-500 seats)

Utilize outbound telemarketing (415 reps), catalog, and Web site marketing

Differentiated by providing superior service and value to customers

2004 annual sales – $802 million

GovConnection, Inc. (Public Sector)

Focused on Public Sector: Four distinct markets

Federal State and Local

K-12 Higher Ed

Utilize field sales, outbound telemarketing (107 reps), teaming, catalog, and Web site

Awarded new GSA Schedule

2004 annual sales – $253 million

MoreDirect, Inc. (Large Account)

Focused on large customer segment (>500 seats)

Knowledgeable, high-level field sales account managers (69 reps) with 10-20 years experience in IT hardware

Aggregates inventories of leading wholesale distributors and manufacturers (virtual inventory–no warehousing or logistics) through e-procurement system

2004 annual sales – $298 million

Pursuing Market Opportunities

Company Market Share (2)

Company Segments

Market (1) Opportunity

Small- and Medium-Sized Businesses $75 Billion 1.1%

Government & Education 40 Billion 0.6%

Large Corporate Accounts 85 Billion 0.4%

Total $200 Billion 0.7%

(1) IDC and PC Connection estimate

(2) PC Connection estimate

Growth Strategies Overview

Improve Sales Productivity

Increase Number of Sales Representatives

Continue Margin Rate Improvement

Expand Product and Service Offerings

Voice Over Internet Protocol (VOIP)

ServiceConnection

Pursue Strategic Initiatives

Improve Sales Productivity

($ amounts in thousands)

Average Productivity

12/31/04 Sales Reps Annual

Company Segments

Annual 2004

Target

Small- and Medium-Sized Businesses 415 $2,049 $2,500

Government & Education 107 2,365 3,200

Large Corporate Account 69 4,033 4,500

Total/Average 591 $2,365 $2,900

Annualized Sales Rep Productivity

(Amounts in thousands)

$4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

0%

SMB

+12.4%

SLED

+28.1%

Large Account

(56.6%)

Federal

2003 2004

Increase Number of Sales Representatives

Enhance recruitment efforts at current call centers

Consider additional call centers

Expand the number of field reps in our Large Account and Public Sector segments

Investigate Virtual Call Centers for SMB segment

Strategic Initiatives

Internal

Monadnock

K2

Rapid Response Sales Support

External

ServiceConnection

Acquisition Opportunities

Financial Summary

Stephen Baldridge,

VP of Finance & Corporate Controller

Operating Results–Consolidated

(Amounts in thousands except EPS) Q4 2004 Q4 2003 2004 2003

Net Sales $339,599 $358,376 $1,353,834 $1,312,891

Gross Profit 41,346 36,321 150,839 137,679

% of Net Sales 12.2% 10.1% 11.1% 10.5%

SG&A Expenses 36,576 33,108 131,514 124,824

% of Net Sales 10.8% 9.2% 9.7% 9.5%

Special Charges 1,649 1,532 5,232 1,929

Operating Income 3,121 1,681 14,093 10,926

% of Net Sales 0.9% 0.5% 1.0% 0.8%

Net Income $2,073 $730 $8,304 $5,888

% of Net Sales 0.6% 0.2% 0.6% 0.4%

EPS (GAAP) $0.08 $0.03 $0.33 $0.23

Product Mix – 2004 vs. 2003

2004 % of Net Sales 2003 % of Net Sales

Notebooks & PDAs 20.4% 19.9%

Desktops/Servers 14.2% 14.7%

Storage Devices 8.2% 8.9%

Software 12.0% 11.0%

Net/Com Products 7.3% 7.9%

Printers & Printer Supplies 11.0% 11.4%

Video, Imaging, & Sound 12.2% 11.8%

Memory & System Enhancements 5.3% 5.7%

Accessories/Other 9.4% 8.7%

100.0% 100.0%

Net Sales by Segment

($ amounts in thousands)

Public Sector

Large Account

SMB

$400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 $52,632 $52,255 $178,640 $53,852 $66,359 $207,424

2003 2004

Q1 $75,023 $59,969 $186,576 $63,355 $77,942 $194,058

2003 2004

Q2 $103,596 $66,259 $179,565 $77,864 $77,458 $195,943

2003 2004

Q3 $89,371 $69,390 $199,615 $58,022 $76,699 $204,878

2003 2004

Q4

Gross Margin % of Sales

2004 (1) 2003

SMB 12.1% 11.2%

Public Sector 9.4% 8.2%

Large Account 10.2% 11.3%

Consolidated 11.1% 10.5%

(1) Includes increase of EITF Reclass: SMB +.44%, Public +.09%, & Consolidated +.27%

SG&A % of Sales

11.0% 10.0% 9.0% 8.0%

10.2%

FY 2002

9.5%

FY 2003

9.7%

FY 2004

(Includes EITF)

Note: SG&A rates exclude special charges; 2004 includes a .31% increase from the EITF reclassification

Operating Margin % of Sales

1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

1.0%

0.7%

2003 2004

Q1

0.8%

1.2%

2003 2004

Q2

1.1%

1.4%

2003 2004

Q3

0.5%

0.9%

2003 2004

Q4

Diluted Earnings Per Share

$0.18 $0.16 $0.14 $0.12 $0.10 $0.08 $0.06 $0.04 $0.02 $0.00 $0.06 $0.06 $0.07 $0.05

2003 2004

Q1 $0.07 $0.06 $0.11 $0.09

2003 2004

Q2 $0.09 $0.09 $0.16 $0.11

2003 2004

Q3 $0.07 $0.03 $0.12 $0.08

2003 2004

Q4

Additional Pro Forma (1) GAAP

(1) Pro forma EPS exclude special charges

A Reconciliation Between GAAP and Pro Forma Results

This information is being furnished so as to allow for a comparison of our operating results without special charges.

($ in thousands, except EPS) Q4 Total 2004 2003 2004 2003

GAAP Net Income: $2,073 $730 $8,304 $5,888

Special Charges (after tax):

GSA and Other 850 913 2,711 920

Workforce Reduction 172 7 533 247

Subtotal 1,022 920 3,244 1,167

Pro Forma Net Income $3,095 $1,650 $11,548 $7,055

GAAP Earnings Per Share: $0.08 $0.03 $0.33 $0.23

Special charges (after tax): 0.04 0.04 0.13 0.05

Pro Forma Earnings Per Share: $0.12 $0.07 $0.46 $0.28

Working Capital Metrics

2004 2003

Days Sales Outstanding 42 47

Inventory Turns 15 15

Cash Flow from Operations $13,318 $3,301

Debt/Capital Ratio 6.8% 7.4%

Financial Model

Two-Year Target Ranges

2001 2002 2003 2004

REVENUE GROWTH (17.6)% 0.4% 10.2% 3.1% 15% + (annual)

EPS GROWTH (75.4)% (56.7)% 76.9% 43.5% 30% + (annual)

GROSS PROFIT MARGIN 11.1% 10.8% 10.5% 11.1% 11.3-11.8%

SG&A (1) 9.9% 10.2% 9.5% 9.7% 8.8%-9.3%

OPERATING MARGIN 1.0% 0.5% 0.8% 1.0% 2.0%-2.5%

INVENTORY TURNS 18X 22X 15X 15X 20-24X

DAYS SALES OUTSTANDING 53 49 47 42 36-40 Days

(1) Excludes special charges

we solve IT